UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2011

Strategic Storage Trust, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-53644

MD	32-0211624
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

111 Corporate Drive, Suite 120, Ladera Ranch, California 92694

(Address of principal executive offices, including zip code)

(877) 327-3485

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2011 Annual Meeting of Stockholders of Strategic Storage Trust, Inc. (the “Registrant”) on June 16, 2011, the following directors were each elected to serve as a director until the 2012 Annual Meeting of Stockholders or until his successor is duly elected and qualified:

Director	Votes For	Votes Withheld
H. Michael Schwartz	15,332,484	334,674
Harold “Skip” Perry	15,329,868	337,290
Timothy S. Morris	15,328,670	338,488

At the 2011 Annual Meeting, the appointment of Reznick Group, P.C. as the Registrant’s independent registered public accounting firm was ratified by the following vote:

	Votes For	Votes Against	Votes Abstained
Ratification of Appointment of Reznick Group, P.C.	15,082,023	89,548	495,587

At the 2011 Annual Meeting, the amendment and restatement of the Registrant’s charter was approved by the following vote:

	Votes For	Votes Against	Votes Abstained
Amendment and Restatement of the Registrant’s Charter	14,929,338	143,585	594,235

As part of the amendment and restatement, certain definitions and approval requirements were revised, along with other changes, in order to incorporate certain provisions verbatim from the Statement of Policy Regarding Real Estate Investment Trusts promulgated by the North American Securities Administrators Association, Inc. The Registrant’s board of directors does not believe these changes will have a material effect on the Registrant’s operations. This description is qualified in its entirety by the Registrant’s Second Articles of Amendment and Restatement, which are attached hereto as an exhibit.

Item 8.01.	Other Events.

In connection with the 2011 Annual Meeting, the Registrant’s board of directors appointed Michael S. McClure to the position of Executive Vice President, in addition to his existing positions as the Registrant’s Chief Financial Officer and Treasurer.

The board of directors also appointed James L. Berg to serve as Secretary of the Registrant. Mr. Berg became General Counsel of Strategic Storage Holdings, LLC, the sole member of the Registrant’s advisor and its property manager, in April 2011. Mr. Berg has over 25 years of experience in general business, corporate, securities, venture capital and intellectual property law. From November 2004 to April 2011, he was General Counsel of U.S. Advisor, LLC. From March 2004 until November 2004, Mr. Berg was Senior Vice President and General Counsel of LoanCity.com, a wholesale mortgage lender based in San Jose, California. Prior to that, Mr. Berg was a partner in several laws firms in Oakland, California. Mr. Berg received a J.D. (magna cum laude) from the University of Michigan Law School in 1978 and a B.S. (with high distinction) from the University of Michigan Business School in 1975. He is a member of the State Bar of California, Business Law Section.

The board of directors made no other changes to the composition of the Registrant’s executive officers.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

3.1	Second Articles of Amendment and Restatement of Strategic Storage Trust, Inc.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC STORAGE TRUST, INC.

Date: June 21, 2011	By:	/s/ Michael S. McClure
Michael S. McClure
Chief Financial Officer